Summary Prospectus	February 1, 2020 (As revised May 15, 2020)
AMG SouthernSun Small Cap Fund

Class N: SSSFX	Class I: SSSIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at
https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated February 1, 2020, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-548-4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.
Investment Objective
The AMG SouthernSun Small Cap Fund's (the “Fund”) investment objective is to provide long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I
Management Fee	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.24%	0.24%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.25%	1.00%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$127	$397	$686	$1,511
Class I	$102	$318	$552	$1,225
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund had a portfolio turnover rate of 29% of the average value of its portfolio.
Principal Investment Strategies
SouthernSun Asset Management, LLC (“SouthernSun” or the “Subadviser”) seeks to achieve the Fund’s investment objective by investing primarily in common stocks of smaller capitalization (“small cap”) U.S. companies that SouthernSun selects using a research-driven, value-oriented investment strategy. The Fund defines small cap securities to include securities of issuers with a market capitalization at the time of purchase within the capitalization range of companies in the Russell 2000® Index during the most recent 12-month period (based on month-end data). This capitalization range will change over time. As of December 31, 2019, the range of the Russell 2000® Index was $12.68 million to $8.27 billion. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in small cap securities. The Fund also may invest in companies that are incorporated, domiciled, or have a majority of their revenue derived from outside the U.S. and whose equity securities trade on U.S. exchanges. The Fund does not trade in equity securities via non-U.S. exchanges.

SUM065-0520

AMG SouthernSun Small Cap Fund SUMMARY PROSPECTUS

The Fund typically invests in 20-40 companies SouthernSun believes are niche dominant, attractively valued with financial flexibility and uniquely fitted management teams. When selecting companies for investment, SouthernSun seeks opportunities that it believes have the following characteristics:
•	Financial Flexibility: SouthernSun seeks companies that have strong internally generated discretionary cash flow and organic revenue growth (revenue growth not obtained through mergers or acquisitions).
•	Management Adaptability: SouthernSun seeks management teams with measurable, transparent goals that are held accountable for performance. This applies to multiple levels of management from the CEO and CFO to less senior management.
•	Niche Dominance: SouthernSun seeks companies that it believes possess meaningful competitive advantages over peers.
Under normal market conditions, the majority of the Fund’s assets will be allocated to equity securities. The Fund may hold assets in cash and cash equivalents, and at times these holdings may be significant. The Fund’s cash level at any point typically relates to SouthernSun’s individual security selection process, and therefore may vary, depending on SouthernSun’s desired security weightings or other factors.
The Fund generally seeks to buy and hold stocks for the long-term, and sells holdings that SouthernSun believes have exceeded their intrinsic market value, become too large a position, experienced a change in fundamentals or are subject to other factors that SouthernSun believes may contribute to underperformance. The Fund generally seeks to hold positions in companies as they increase in market capitalization, potentially beyond the small capitalization range, as long as SouthernSun considers the company to remain an attractive investment with capital appreciation potential. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-capitalization companies at any given time.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak in 2020, or in response to events that affect particular industries or companies.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.
Focused Investment Risk—a significant portion of the Fund’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks

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AMG SouthernSun Small Cap Fund SUMMARY PROSPECTUS

associated with that sector increase. Stocks in the industrials sector may comprise a significant portion of the Fund's portfolio. The industrial sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
The performance information shown for the Fund includes historical performance of the Fund for periods prior to March 31, 2014, which was the date the Fund was reorganized from SouthernSun Small Cap Fund, a series of Northern Lights Fund Trust (the “Predecessor Fund”), to the Fund. The Predecessor Fund was managed by SouthernSun with the same investment objective and substantially similar investment strategies as those of the Fund.
The performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the indices shown in the table. The information in the bar chart is for Class N shares of the Fund (formerly Investor Class shares of the Fund, which were renamed Class N shares on October 1, 2016). Class I shares of the Fund (formerly Institutional Class shares of the Fund, which were renamed Class I shares on October 1, 2016) would have similar annual returns as Class N shares because both classes are invested in the same portfolio of securities. However, because Class I shares are subject to different expenses than Class N shares, Class I share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations, if any, in effect during the periods shown. If AMG Funds LLC (the “Investment Manager”) or the Predecessor Fund’s investment manager had not agreed to limit expenses, returns would have been lower.
To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 24.15% (4th Quarter 2010)
Worst Quarter: -22.95% (4th Quarter 2018)
Average Annual Total Returns as of 12/31/19
AMG SouthernSun Small Cap Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	35.43%	3.85%	11.83%
Class N Return After Taxes on Distributions	33.78%	2.81%	10.52%
Class N Return After Taxes on Distributions and Sale of Fund Shares	22.11%	2.80%	9.66%
Class I Return Before Taxes	35.81%	4.11%	12.12%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	25.52%	8.23%	11.83%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	22.39%	6.99%	10.56%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I  shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
SouthernSun Asset Management, LLC
Portfolio Manager
Michael W. Cook, Sr.
Chief Executive Officer and Chief Investment Officer of
SouthernSun; Portfolio Manager of the Fund and the Predecessor Fund since its inception in 2003.

AMG Funds	3

AMG SouthernSun Small Cap Fund SUMMARY PROSPECTUS

Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	AMG Funds